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                                                     Exhibit 10(h)

                          AMOCO CORPORATION

                    PERFORMANCE UNIT DEFERRAL PLAN

   1.   PURPOSE

        The purpose of this Performance Unit Deferral Plan (this "Plan") is to provide recipients of performance units received pursuant to the 1986 Management Incentive Program of Amoco Corporation ("Amoco") and its Participating Subsidiaries ("MIP") an opportunity to receive payouts of such performance units on a deferred basis. This Plan shall be considered part of the MIP and is set out in a separate document merely for convenience.

   2.   ELIGIBILITY

        Persons regularly eligible for a performance unit award under the MIP who are on a United States (U.S. $) payroll are eligible to participate in this Plan. Each person so eligible who participates in the Plan shall be referred to herein as a "Participant."

   3.   TERMS OF DEFERRAL

        a. Eligible persons may voluntarily elect to defer receipt of a portion or all of any payout which may be earned following a performance period.

        b. Election must be made no later than December 31 of the year preceding the final year of the applicable performance period. Deferral elections shall be irrevocable. Human Resources shall make available election forms for deferrals to eligible Participants. Election forms must be submitted to Executive Compensation Administration prior to such date.

        c.   Deferrals  may  be  for  a  specified  period  during
             employment   or   until   after  retirement,   or   a
             combination of both.

        d. Deferred performance unit grant payouts may be deemed to be invested in either of two ways or a combination thereof.

             1) Cash credited with interest at a rate determined by the Directors' Compensation Committee.

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             2)   Share Units equivalent to shares of Amoco common
                  stock   with   quarterly  dividend   equivalents
                  credited  and  reinvested  in  additional  Share
                  Units.

        e. Switching of deferred performance unit payouts for any given year by Participants who are subject to
             Section 16 of the Securities Exchange Act of 1934 ("Section 16 Participants") between investment alternatives will not be permitted after the election to defer the performance unit grant payout has been made. Non-Section 16 Participants shall be permitted to switch deferred performance unit payouts for any given year between investment alternatives once in any twelve-month period.

        f. Payout of a deferred performance unit grant may be as follows:

             1) In lump sum or in up to five annual installments if payout occurs or commences during employment, or

             2)   In  lump   sum  or  in  up   to  fifteen  annual
                  installments  if  payout  occurs   or  commences
                  following retirement, or

             3)   A combination of 1 and 2.

                  "Retirement"  shall  mean  retirement   under  a
                  qualified retirement plan of Amoco and its subsidiaries.

        g. Acceleration of payout to a date or dates sooner than originally elected is not permissible for any reason for Section 16 Participants. For non-Section 16 Participants, acceleration of payout to a date or dates sooner than originally elected is permissible only in the case of severe financial hardship beyond the control of the Participant and is at the discretion of Amoco.

        h. Payouts shall be made only in the form of cash. Payment for Share Units will be based on the fair market value of Amoco common shares at the time of payment as provided in this Plan.

   4.   DEFERRED COMPENSATION ACCOUNTS

        A deferred performance unit payout account shall be maintained for each Participant ("Participant's account"). Cash, interest equivalents, Share Units, and Dividend Equivalents shall be credited to a Participant's Account

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        as stipulated  in the  applicable election form(s)  and as set forth in this Plan.

   5.   UNFUNDED OBLIGATION

        All  payments  under this  Plan  shall  be  made from  the general funds of Amoco and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of any deferred payments. No Participant shall have any right, title or interest whatever in or to any investment which Amoco may make to aid it in meeting its obligations hereunder. Nothing contained in this Plan and no action taken pursuant to its provisions, shall create or be construed to create a trust or escrow of any kind or a fiduciary relationship between Amoco and a Participant or any other person. To the extent a Participant or any other person acquires a right to receive payments from Amoco, such right shall be no greater than the right of a general unsecured creditor.

   6.   SHARE UNITS

        Share Units shall be credited to a Participant's Account promptly upon payout of the performance units for the amount of the payout deferred in Share Units. The value of Share Units for the purposes of crediting accounts with periodic Dividend Equivalents shall be the average of the high and low prices for shares of Amoco common stock ("Shares") as reported on the New York Stock Exchange on the applicable dividend payment date. Any fractional Share Units shall be maintained in the Participant's Account. The number of Share Units in an account shall be adjusted to give effect to any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend, or through recapitalization resulting in a stock split, combination or exchange of Shares of Amoco, or the like. Share Units shall not entitle any person to the rights of a shareholder.

   7.   DIVIDEND EQUIVALENTS

        Until   payment   in   accordance   with   this   Plan,  a
        Participant's Account credited with Share Units shall be credited on dividend payment dates with Dividend Equivalents. On any dividend payment date when cumulative Dividend Equivalents in a Participant's Account shall equal or exceed the value of a full Share Unit, such Dividend Equivalents shall be credited to such account in a full Share Unit. Fractional Share Units shall also be maintained.

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   8.   CASH

        A Participant's Account shall be credited promptly upon payout of the performance units for the applicable amount of the payout deferred in cash.

   9.   INTEREST

        Until payment in accordance with this plan, Participant's Accounts deferred in cash shall be deemed to accrue interest equivalents, which shall be credited and compounded monthly at a rate determined by the Directors' Compensation Committee.

   10.  PAYMENT OF DEFERRED COMPENSATION

        Each Participant shall be entitled to receive in cash all deferred compensation credited to such Participant's Account (less taxes, if any, required to be withheld by the Federal or any state or local government and paid over to such government for the Participant), in accordance with such Participant's election(s). Payment of amounts deferred in Share Units shall be based on the average of the high and low prices of Shares as reported on the New York Stock Exchange for the trading day preceding a payment date.

        If annual installments are elected, the amount of the first payment shall be a fraction of the balance in the Participant's Account as of the day preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected. The amount of each subsequent payment shall be a fraction of the balance in the Participant's Account as of the day preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid.

        In the event of a Participant's death, the balance in the Participant's Account shall be paid to the Participant's designated beneficiary, or to the participant's estate. The balance in the Participant's account shall be determined as of the date of death. Such balance shall be paid in a single payment to the Participant's beneficiary or the Participant's estate, as applicable, as soon as reasonably practicable thereafter.

        Notwithstanding the foregoing, if a Participant shall terminate his or her employment with Amoco or its subsidiaries for any reason other than death or retirement, the balance in the Participant's Account shall

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        be determined as of the date of termination.  Such balance shall be paid in a single payment to the participant as soon as reasonably practicable thereafter.

   11.  VALUE OF DEFERRED COMPENSATION ACCOUNTS

        The value of each Participant's Account shall consist of amount of the performance unit payouts deferred in the form of cash and/or Share Units and the interest equivalents or Dividend Equivalents described in Sections 7 and 9. All deferred cash credits to an account shall earn interest for the period from the date credited to the date of withdrawal. As promptly as practicable following the close of each calendar year a statement will be sent to each Participant as to the balance in the Participant's Account as of the end of such year.

   12.  NON-ASSIGNABILITY

        The right of a Participant to receive any unpaid portion of the Participant's Account shall not be voluntarily or involuntarily assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation, except that a Participant may designate, on forms provided by Amoco, a beneficiary to receive unpaid installments in the event of such Participant's death.

   13.  ADMINISTRATION

        The administrator of the Plan shall be the Directors' Compensation Committee and its delegatee(s). the
        Directors' Compensation Committee and its delegatee(s) shall have the authority to adopt rules, regulations and procedures for carrying out this Plan and to interpret and implement the provisions hereof.

   14.  AMENDMENT AND TERMINATION

        This Plan may at any time be amended, modified or terminated by the Directors' Compensation Committee and its delegatee(s); provided, however that with respect to
        Section 16 Participants only the Directors' Compensation Committee may so amend, modify or terminate the Plan. No amendment, modification or termination shall, without the consent of a Participant, adversely affect such Participant's rights with respect to amounts credited to the Participant's Account.

   15.  EFFECTIVE DATE

        This Plan is effective as of May 1, 1991, but it incorporates terms of performance unit deferral previously

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        in  effect as well as  amendments to such  terms which are effective as of May 1, 1991. This Plan will continue in effect until terminated by the Directors' Compensation Committee or until all performance units under the MIP have been paid out and all Participants' Accounts under this Plan have been paid out.




















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                          AMOCO CORPORATION

            BONUS DEFERRAL PLAN FOR 1991 INCENTIVE PROGRAM


   1.   PURPOSE

        The purpose of this Bonus Deferral Plan (this "Plan") is to provide certain employees of Amoco Corporation ("Amoco") and its subsidiaries who receive bonuses pursuant to the 1991 Incentive Program of Amoco Corporation and its Participating Subsidiaries (the "1991 Incentive Program") an opportunity to receive such bonuses on a deferred basis. This Plan shall be considered part of the 1991 Incentive Program and is set out in a separate document merely for convenience.

   2.   ELIGIBILITY

        Persons regularly eligible for a bonus under the 1991 Incentive Program who are on a United States (U.S. $) payroll are eligible to participate in this Plan. Persons on other countries' payrolls will be eligible only as, and if, determined by the Directors' Compensation Committee or its delegatee(s).

   3.   TERMS OF DEFERRAL

        a. Eligible persons may voluntarily elect to defer receipt of a portion of all of any bonus which may be earned in future years.

        b. Election must be made no later than December 31 of the year preceding a year in which a bonus is earned. Deferral elections shall be irrevocable. Human Resources shall make available election forms for deferrals to eligible Participants. Election forms must be submitted to Executive Compensation Administration prior to such date.

        c.   Deferrals  may  be  for  a  specified  period  during
             employment   or   until   after   retirement,   or  a
             combination of both.

        d. Deferred bonuses will be deemed to be invested in either of two ways or a combination thereof.

             1) Cash credited with interest at a rate determined by the Directors' Compensation Committee.

             2) Share Units equivalent to shares of Amoco common stock with quarterly dividend equivalents credited and reinvested in additional Share Units.

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        e.   Switching of  deferred bonuses for any  given year by
             Participants  who are  subject to  Section 16  of the
             Securities   Exchange  Act   of  1934   ("Section  16
             Participants") between investment alternatives will not be permitted after the election to defer the
             bonus  has been  made.   Non-Section  16 Participants
             shall be permitted to switch deferred bonuses for any given year between investment alternatives once in any twelve month period.

        f.   Payout of deferred bonuses may be as follows:

             1) In lump sum or in up to five annual installments if payout occurs or commences during employment, or

             2)   In  lump   sum  or  in  up   to  fifteen  annual
                  installments  if  payout  occurs   or  commences
                  following retirement, or

             3)   A combination of 1 and 2.

                  "Retirement"  shall  mean  retirement   under  a
                  qualified retirement plan of Amoco and its subsidiaries.

        g. Acceleration of payout of deferred bonuses to a date or dates sooner than originally elected is not permissible for any reason for Section 16 Participants. For non-Section 16 Participants, acceleration of payout of deferred bonuses to a date or dates sooner than originally elected is permissible only in the case of severe financial hardship beyond the control of the Participant and is at the discretion of Amoco.

        h. Payouts of deferred bonuses shall be made only in the form of cash. Payment for Share Units will be based on the fair market value of Amoco common shares at the time of payment as provided in this Plan.

   4.   DEFERRED COMPENSATION ACCOUNTS

        A deferred bonuses account shall be maintained for each Participant ("Participant's Account"). Cash, interest equivalents, Share Units, and Dividend Equivalents shall be credited to a Participant's Account as stipulated in the applicable election form(s) and as set forth in this Plan.


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   5.   UNFUNDED OBLIGATION

        All payments under this Plan shall be made from the general funds of Amoco and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of any deferred payments. No Participant shall have any right, title or interest whatever in or to any investment which Amoco may make to aid it in meeting its obligations hereunder. Nothing contained in this Plan and no action taken pursuant to its provisions, shall create or be construed to create a trust or escrow of any kind or a fiduciary relationship between Amoco and a Participant or any other person. To the extent a Participant or any other person acquires a right to receive payments from Amoco, such right shall be no greater than the right of a general unsecured creditor.

   6.   SHARE UNITS

        Share Units shall be credited to a Participant's Account promptly upon payment of a bonus for the amount of the bonus deferred in Share Units. The value of Share Units for the purposes of crediting accounts with periodic Dividend Equivalents shall be the average of the high and low prices for shares of Amoco common stock ("Shares") as reported on the New York Stock Exchange on the applicable dividend payment date. Any fractional Share Units in an account shall be adjusted to give effect to any increase or decrease in the number of issued and outstanding Shared through the declaration of a stock dividend, or through recapitalization resulting in a stock split, combination or exchange of Shares of Amoco, or the like. Share Units shall not entitle any person to the rights of a shareholder.

   7.   DIVIDEND EQUIVALENTS

        Until   payment   in   accordance   with   this   Plan,  a
        Participant's Account credited with Share Units shall be credited on dividend payment dates with Dividend Equivalents. On any dividend payment date when cumulative Dividend Equivalents in a Participant's Account shall equal or exceed the value of a full Share Unit, such Dividend Equivalents shall be credited to such account in a full Share Unit. Fractional Share Units shall also be maintained.

   8.   CASH

        A Participant's Account shall be credited promptly upon payment of a bonus for the applicable amount of bonus deferred in cash.


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   9.   INTEREST

        Until payment in accordance with this Plan, Participant's Accounts deferred in cash shall be deemed to accrue interest equivalents, which shall be credited and compounded monthly at a rate determined by the Directors' Compensation Committee.

   10.  PAYMENT OF DEFERRED COMPENSATION

        Each Participant shall be entitled to receive in cash all deferred compensation credited to such Participant's Account (less taxes, if any, required to be withheld by the Federal or any state or local government and paid over to such government for the Participant) in accordance with such Participant's election (s). Payment of amounts deferred in Share Units shall be based on the average of the high and low prices of Shares as reported on the New York Stock Exchange for the trading day preceding a payment date.

        If annual installments are elected, the amount of the first payment shall be a fraction of the balance in the Participant's Account as of the day preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid.

        In the event of a Participant's death the balance in the Participant's Account shall be paid to the Participant's designated beneficiary, or the Participant's estate. The balance in the Participant's account shall be determined as of the date of death. Such balance shall be paid in a single payment to the Participant's beneficiary or the Participant's estate, as applicable, as soon as reasonably practicable thereafter.

        Notwithstanding the foregoing, if a Participant shall terminate his or her employment with Amoco or its subsidiaries for any reason other than death or retirement, the balance in the Participant's Account shall be determined as the date of termination. Such balance shall be paid in a single payment to the participant as soon as reasonably practicable thereafter.

   11.  VALUE OF DEFERRED COMPENSATION ACCOUNTS

        The value of each Participant's Account shall consist of amount of bonuses deferred in the form of cash and/or Share Units and the interest equivalents or Dividend Equivalents described in Sections 7 and 9. All deferred cash credits to an account shall be deemed to earn

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        interest equivalents for the period from the date credited to the date of withdrawal.

   12.  NON-ASSIGNABILITY

        The right of a Participant to receive any unpaid portion of the Participant's Account shall not be voluntarily or involuntarily assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation, except that a Participant may designate, on forms provided by Amoco, a beneficiary to receive unpaid installments in the event of such Participant's death.

   13.  ADMINISTRATION

        The administrator of the Plan shall be the Directors' Compensation Committee and its delegatee(s). The
        Directors' Compensation Committee and its delegatee(s) shall have the authority to adopt rules, regulations and procedures for carrying out this Plan and to interpret and implement the provisions hereof.

   14.  AMENDMENT AND TERMINATION

        This Plan may at any time be amended, modified or terminated by the Directors' Compensation Committee and its delegatee(s); provided, however that with respect to
        Section 16 Participants only the Directors' Compensation Committee may so amend, modify or terminate the Plan. No amendment, modification or termination shall, without the consent of a Participant, adversely affect such Participant's rights with respect to amounts credited to the Participant's Account.

   15.  EFFECTIVE DATE

        This Plan is effective as of November 1, 1991. This Plan will continue in effect until terminated by the Directors' Compensation Committee. The first bonuses under the 1991 Incentive Program to which this Plan shall apply shall be bonuses payable in calendar year 1993.








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